UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03904_

The Value Line Tax Exempt Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square,21st Floor, New York, N.Y. 10036-6524

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item I.	Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/21 is included with this Form.

Semi-Annual Report
June 30, 2021
(Unaudited)

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2021.
During the semi-annual period, the taxable and tax-exempt fixed income markets generated muted absolute returns, impacted by a variety of economic and market factors discussed below. The semi-annual period was highlighted by The Value Line Tax Exempt Fund, Inc.* being recognized for its attractive risk profile. The Value Line Tax Exempt Fund, Inc. was given an overall Risk Rating of Low by Morningstar1, i in the muni national long category.
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2021, especially given the newsworthy events of the semi-annual period. With meaningful trends and developments during the first half of 2021 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the six months ended June 30, 2021, the U.S. economy increasingly opened up as just under half of Americans became fully vaccinated for COVID-19. Pandemic-driven lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.4% in the first quarter of 2021, the second-largest quarterly gain since 2003, following an annualized growth rate of 4.3% in the last quarter of 2020. GDP forecasts for the second quarter of 2021 were also strong.
Jobs increased at a healthy pace through most of the semi-annual period. Non-farm payroll jobs began the calendar year with a monthly gain of 233,000 jobs. Progress was rather steadily higher, and by the end of June 2021, non-farm payroll jobs had increased to a monthly gain of 833,000. In turn, jobless claims and the unemployment rate declined. Jobless claims totaled 904,000 in early January 2021 and were down to 364,000 at the end of June. The U.S. unemployment rate went from 6.7% at the start of the calendar year to 5.9% at the end of the semi-annual period. In turn, consumer spending rose, home sales skyrocketed and travelers began returning to the skies.
Manufacturing was also robust, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey soared to 64.7 in March 2021, the highest reading since 1983, before declining slightly to 60.6 in June 2021, still well above the level widely considered to be a sign of expansion. Additionally, manufacturers could not produce enough to meet the pent-up demand as individuals released from lockdowns spent more than was widely anticipated. Major shortages were seen in semiconductor chips, commodities and a variety of goods, including lumber and automobiles, causing customers to wait long times for deliveries. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also began to recover during the semi-annual period, as more people became more comfortable going to restaurants, movies and retail stores. The ISM Services Index registered 57.2 at the end of 2020 and reached a historic peak of 64.0 in May 2021 before slipping to 60.1 in June.
Perhaps the major concern for the economy during the semi-annual period was a significant increase in inflationary pressures, a consequence of the strong economic recovery. The core Consumer Price Index, which excludes food and energy, rose 1.6% on a year over year basis in December 2020 but then reached an annualized growth rate of 4.5% in June 2021, the largest 12-month increase since the period ending November 1991. The energy index rose 24.5% over the 12 months ending June 2021, and the food index increased 2.4%. Over the 12 months ending June 2021, the broader all items Consumer Price Index increased 5.4%, the largest 12-month increase since a 5.4% increase for the period ending August 2008.
U.S. Treasury yields rose, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers made it clear they believe the increased inflation is “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. Fed policymakers also indicated they believe such inflation rates will be short-lived and will come down to the moderate level of 2% they seek as an average. At the same time, however, due to the unease and uncertainty around inflation, the Fed stated it was prepared to fight any inflation that persisted, signaling it would raise interest rates in 2023, one year earlier than investors and economists had expected. This Fed commentary stabilized U.S. Treasury yields and even caused a rally in prices, particularly in longer maturity bonds, which are most sensitive to inflation.

President’s Letter (unaudited) (continued)

Outside of the U.S., economic recovery during the semi-annual period was more uneven. China’s economy grew robustly in the first quarter of 2021 before decelerating significantly in the second quarter. Due to a lack of COVID-19 vaccines, Europe struggled early, but its economy subsequently improved due to targeted lockdowns and an increase in available vaccinations. India was not so fortunate, as it suffered severe outbreaks of COVID-19. Brazil and other parts of South America continued to have high levels of cases as well. Japan, due to a shortage of vaccines and a low percentage of its population that has been vaccinated, instituted a lockdown to counteract its spiraling cases of the pandemic. In short, the global economy was not yet growing on all cylinders at the end of the semi-annual period as much of the world still struggled with COVID-19 and its variants.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index2, posted a return of  -1.60% during the semi-annual period, significantly underperforming the broad U.S. equity market. Bond prices fell and yields rose across most of the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasuries registered their worst quarterly return since 1980 in the first quarter of 2021, driven by COVID-19 vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike interest rates in response to any transitory rise in inflation during the economic rebound. The markets’ adjusted expectations for U.S. economic growth, inflation and monetary policy translated into a rapid steepening3 of the U.S. Treasury yield curve, which spilled into other major markets. U.S. Treasuries then posted a modestly positive return in the second calendar quarter, and the U.S. Treasury yield curve flattened, with yields beyond a three-year maturity falling and shorter-term rates generally rising. The Fed made no changes to its near-zero targeted federal funds rate during the semi-annual period.
For the semi-annual period overall, the yield on the three-month U.S. Treasury bill fell approximately four basis points, while the yield on the two-year U.S. Treasury note increased approximately 12 basis points, and the yield on the five-year U.S. Treasury note rose approximately 51 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 52 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 41 basis points during the semi-annual period. As yields on shorter-term maturities fell slightly and yields on maturities of two years and longer rose in response to rising inflationary pressures and strong economic growth, the yield curve steepened, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
Long-dated U.S. Treasuries posted the weakest total returns during the semi-annual period, as investors sought yield in lower quality, higher-risk assets. For similar reasons, investment grade corporate bonds and securitized assets, including mortgage-backed securities, also posted negative absolute returns during the semi-annual period, but each sector still outperformed U.S. Treasuries. Sovereign emerging markets debt also posted negative absolute returns for the semi-annual period but outperformed U.S. Treasuries. Treasury inflation protected securities, however, generated positive absolute returns, outperforming nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index, given the strong rise in inflationary pressures. The high yield municipal bond, high yield corporate bond and leveraged loan sectors performed best during the semi-annual period.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index4, posted positive absolute returns that outperformed the broad taxable fixed income market during the semi-annual period with a return of 1.06%. High yield municipal bonds performed even better, with the Bloomberg Barclays High Yield Municipal Bond Index posting a 6.13% return for the semi-annual period, as investors sought yield and credit profiles began to improve from the worst days of the COVID-19 pandemic. The tax-exempt fixed income market was supported during the semi-annual period by several factors. One was President Biden’s push to raise taxes on corporations and on the highest income Americans. President Biden’s federal spending plans for infrastructure and domestic priorities, if implemented, were also widely seen as both driving increased demand for tax-exempt debt and supporting municipal credit fundamentals. Another tailwind was the sharp drop in credit risks as tax revenues increased, and state and local governments received an unprecedented influx of federal aid. The American Rescue Plan Act also sent direct aid to school districts, universities, airports, toll roads, mass transit and more.
Demand for municipal bonds during the semi-annual period was unprecedented. Investors added approximately $56.9 billion to municipal bond mutual funds in the first two quarters of 2021, already a record-setting figure for a six-month period and on pace for a record year. This robust demand, combined with low supply and boosted by the improved outlook for municipal credit, kept municipal bond yields low despite a sharp rise in U.S. Treasury yields. Still, as in the U.S. Treasury market albeit to a lesser extent, yields on municipal bonds with maturities of two years and more rose in response to rising inflationary pressures and strong economic growth, and the municipal bond yield curve steepened.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.

4

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of the report and may change due to market or economic conditions. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, or to adopt any investment strategy or strategies. This information is not intended to serve as investment advice.
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For The Value Line Tax Exempt Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2021. All in the Morningstar muni national long category.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of  -1.57% during the six months ended June 30, 2021. This compares to the -1.60% return of the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted negative absolute returns but modestly outperformed its benchmark due primarily to our sector allocation decisions overall, most especially our “risk on”* bias toward the corporate credit sector. This was offset by its yield curve positioning and by issue selection as a whole, which detracted during the six-month reporting period.
Which fixed income market sectors most significantly affected Fund performance?
Issue selection within corporate credit helped most. Within the investment grade corporate bond sector, a focus on bonds rated BBB contributed most positively, as lower quality, more “risk on” credits outperformed higher quality credits during the semi-annual period on investor demand for yield. For similar reasons, the Fund’s exposure, albeit modest, to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index but which performed strongly during the semi-annual period, added value. Having an overweighted allocation to the investment grade and high yield corporate bond sectors, which each outperformed the Bloomberg Barclays Index during the semi-annual period, and having an underweighted allocation to U.S. Treasuries, which underperformed the Bloomberg Barclays Index during the semi-annual period, further boosted the Fund’s relative results.
Only partially offsetting these positive contributors were both positioning within the securitized sector, especially the Fund’s overweight to commercial mortgage-backed securities, which underperformed the Bloomberg Barclays Index during the semi-annual period, and issue selection within the securitized sector, which detracted. Also, issue selection among U.S. Treasuries hurt, as the Fund had an emphasis on securities with intermediate maturities, which lagged shorter- and longer-term maturities.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance, as the Fund generally held a duration stance shorter than that of the Bloomberg Barclays Index during the semi-annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the semi-annual period in response to greater inflationary pressures and strong economic growth, the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning detracted from the Fund’s relative performance during the semi-annual period. The Fund was positioned with an emphasis on the intermediate segment of the yield curve, and it would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE CORE BOND FUND

Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the semi-annual period, we slightly increased the Fund’s “risk on” bias. More specifically, we increased the Fund’s corporate credit holdings based on our expectations for stronger economic growth both domestically and globally as the COVID-19 vaccine rollout took hold, and we modestly reduced the Fund’s allocation to U.S. Treasuries. While we maintained a Fund duration shorter than that of the Bloomberg Barclays Index, we moved it closer to a neutral position toward the end of the semi-annual period, as we recognized there may be a brief span of weaker economic growth as supply chains, disrupted by the effects of the COVID-19 pandemic, normalize. We also adjusted the Fund’s yield curve positioning during the semi-annual period.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
At the end of June 2021, the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The Fund had a moderate underweight exposure to the securitized sector overall, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight high quality asset-backed securities and more “risk-on” commercial mortgage-backed securities. The Fund was also overweight taxable municipal bonds at the end of the semi-annual period, as we believe they will perform well as state and municipal budgets recover with better economic growth. The Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2021, we believed there may be ongoing upward pressure on interest rates in the coming months, dependent on how quickly the Fed begins to taper its bond purchases, whether demand rises to meet the supply when it does, and if the rise in inflation proves less transitory than many anticipate. Given our view, we intend to maintain the Fund’s duration slightly shorter than that of the Bloomberg Barclays Index. We also intend to maintain the Fund’s overweight in corporate bonds, as still-strong credit fundamentals create, in our opinion, a backdrop for better returns than U.S. Treasuries. We will, of course, also closely monitor any shifts in the Fed’s outlook and any sustained rise in the COVID-19 infection rate, as the former could prompt an acceleration in its plan to start tapering bond purchases and the latter could have negative repercussions on economic growth.

*”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 2.25%, 11/15/24	$1,305,000	$1,379,681	2.7%
U.S. Treasury Notes, 2.75%, 2/15/28	790,000	870,975	1.7%
U.S. Treasury Notes, 1.38%, 6/30/23	840,000	858,834	1.7%
U.S. Treasury Bonds, 3.00%, 2/15/48	654,000	779,921	1.5%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	610,303	1.2%
FHLMC Pool #SD8098, 2.00%, 10/1/50	593,697	600,657	1.2%
FNMA, 1.88%, 9/24/26	540,000	566,415	1.1%
FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	450,000	491,054	1.0%
U.S. Treasury Bonds, 2.25%, 8/15/49	452,000	468,509	0.9%
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33	450,000	457,639	0.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*

Government
36.9%
Financial
13.4%
Consumer, Non-cyclical
11.2%
Commercial Mortgage-Backed Securities
10.6%
Energy
5.3%
Communications
4.6%
Industrial
4.1%
Consumer, Cyclical
3.6%
Basic Materials
2.9%
Technology
2.7%
Asset Backed Securities
2.4%
Utilities
2.3%

*
Excludes short-term investments, if any.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2021 (unaudited) (continued)

Coupon Distribution
Percentage of Total Investments In Securities^
Less than 4%	74.4%
4 – 4.99%	20.5%
5 – 5.99%	4.7%
6 – 6.99%	0.4%
Total	100%

^
Excludes short-term investments, if any.

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2021)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	(1.57)%	(0.28)%	2.43%	3.02%
Bloomberg Barclays US Aggregate Bond Index	(1.60)%	(0.33)%	3.03%	3.39%

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES 2.3%
$100,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$102,360
220,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(1)	237,401
150,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, 4/15/26	160,026
148,802	Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A4, 3.05%, 12/15/22(1)	149,089
68,000	Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A3, 1.84%, 12/15/22	68,498
450,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(1)	457,639
TOTAL ASSET-BACKED SECURITIES (Cost $1,183,315)		1,175,013
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.1%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	277,099
150,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	169,040
235,442	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	245,764
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	160,687
180,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	193,570
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.1% (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	$277,842
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(2)	223,267
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	333,604
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	279,573
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	285,098
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	226,192
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	491,054
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.63%, 11/25/45(1)(2)	258,476
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(1)(2)	158,677
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.1% (continued)
$200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.71%, 11/25/47(1)(2)	$200,468
200,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(1)(2)	216,872
211,136	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	213,893
192,376	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	196,090
53,700	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	54,057
12,874	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	13,172
45,861	Sequoia Mortgage Trust, Series 2004-8, Class A1, (1-month LIBOR + 0.70)%, 0.79%, 9/20/34(2)	45,445
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	189,362
55,530	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	55,781
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	110,947
75,814	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	79,433
111,934	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	112,139

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 10.1% (continued)
$86,437	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	$86,652
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,008,378)		5,154,254
CORPORATE BONDS & NOTES 48.4%
BASIC MATERIALS 2.9%
	CHEMICALS 1.7%
125,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	127,553
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	184,314
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31	141,534
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	108,818
57,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	60,903
125,000	LYB International Finance II B.V., Guaranteed Notes, 3.50%, 3/2/27	136,532
100,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	115,115
		874,769
	IRON & STEEL 0.4%
165,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	177,231
	MINING 0.8%
140,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42(3)	171,173
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	MINING 0.8% (continued)
$175,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	$225,608
		396,781
		1,448,781
COMMUNICATIONS 4.4%
	INTERNET 1.1%
100,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	108,809
135,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	141,153
160,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	185,800
125,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	126,991
		562,753
	MEDIA 1.4%
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	198,327
175,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	202,890
125,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	142,583
175,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	183,888
		727,688
	TELECOMMUNICATIONS 1.9%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(1)	226,189
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	233,393
130,000	T-Mobile USA, Inc., Guaranteed Notes, 2.25%, 2/15/26	130,975
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	TELECOMMUNICATIONS 1.9% (continued)
$175,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	$209,342
150,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	175,336
		975,235
		2,265,676
CONSUMER, CYCLICAL 3.5%
	AUTO MANUFACTURERS 1.3%
100,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25	99,903
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	144,910
185,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	191,706
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	209,948
		646,467
	HOME BUILDERS 1.3%
150,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	157,237
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	163,274
142,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(3)	165,765
140,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	157,131
		643,407
	HOME FURNISHINGS 0.4%
200,000	Whirlpool Corp., Senior Unsecured Notes, 3.70%, 5/1/25	218,607
	LODGING 0.3%
150,000	Choice Hotels International, Inc., Senior Unsecured Notes, 3.70%, 12/1/29	162,377

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	RETAIL 0.2%
$100,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	$111,734
		1,782,592
CONSUMER, NON-CYCLICAL 10.8%
	AGRICULTURE 0.4%
200,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	216,150
	BEVERAGES 1.5%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(3)	153,931
150,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27	151,546
125,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	130,441
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	200,709
125,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	135,254
		771,881
	BIOTECHNOLOGY 0.8%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	155,847
100,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	101,625
150,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	142,289
		399,761
	COMMERCIAL SERVICES 1.4%
200,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	228,801
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	161,160
135,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	137,791
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	COMMERCIAL SERVICES 1.4% (continued)
$150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	$159,000
		686,752
	FOOD 1.0%
150,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	146,463
175,000	Kroger Co. (The), Senior Unsecured Notes, 2.65%, 10/15/26	185,827
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	173,825
		506,115
	HEALTHCARE PRODUCTS 1.3%
213,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	240,657
125,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	133,105
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	166,384
125,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	138,635
		678,781
	HEALTHCARE SERVICES 1.8%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	161,850
150,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	164,965
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	169,200
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	168,311
125,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	131,751
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	HEALTHCARE SERVICES 1.8% (continued)
$100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	$127,543
		923,620
	HOUSEHOLD PRODUCTS 0.4%
100,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	102,558
125,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	122,901
		225,459
	PHARMACEUTICALS 2.2%
115,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	123,703
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	166,760
125,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	127,653
100,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	106,568
140,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	141,587
150,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	149,474
150,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	165,299
100,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	113,362
		1,094,406
		5,502,925
ENERGY 5.1%
	OIL & GAS 2.6%
150,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	154,171
125,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	132,025

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	OIL & GAS 2.6% (continued)
$125,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30	$148,122
135,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	150,321
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	108,944
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	165,628
150,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26	149,960
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	155,736
150,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	160,326
		1,325,233
	OIL & GAS SERVICES 0.3%
150,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25(3)	151,715
	PIPELINES 2.2%
175,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	195,584
145,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	177,577
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	285,580
155,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	175,051
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	164,639
125,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	143,693
		1,142,124
		2,619,072

Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
FINANCIAL 12.9%
	BANKS 6.5%
$200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	$218,836
200,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	220,147
100,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	107,092
100,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	111,866
125,000	CIT Group, Inc., Senior Unsecured Notes, (SOFR + 3.83)%, 3.93%, 6/19/24(2)	131,719
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90)%, 3.35%, 4/24/25(2)	159,844
130,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	175,063
150,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	172,246
175,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	187,453
175,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	193,677
150,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	166,892
125,000	ING Groep N.V., Senior Unsecured Notes, 3.95%, 3/29/27	140,730
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	226,377
100,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38)%, 3.96%, 11/15/48(2)	117,437
100,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	104,746
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	BANKS 6.5% (continued)
$150,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	$162,558
200,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	217,551
125,000	National Australia Bank, Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	133,080
350,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	367,166
		3,314,480
	DIVERSIFIED FINANCIAL SERVICES 2.4%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	172,915
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	187,953
150,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	169,000
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	163,979
175,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	190,730
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	109,570
140,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	152,993
100,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	102,858
		1,249,998
	INSURANCE 1.6%
125,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30	119,237
100,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	104,089

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	INSURANCE 1.6% (continued)
$150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	$168,942
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	216,415
175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67)%, 5.70%, 9/15/48(2)(3)	205,283
		813,966
	REITS 2.4%
100,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	106,352
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	109,400
150,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	166,791
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	166,789
100,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	101,820
125,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30	123,589
100,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	102,247
130,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	137,514
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	200,763
		1,215,265
		6,593,709
INDUSTRIAL 3.9%
	AEROSPACE & DEFENSE 0.9%
150,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	174,267
120,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	120,325
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	AEROSPACE & DEFENSE 0.9% (continued)
$150,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	$172,730
		467,322
	BUILDING MATERIALS 0.9%
160,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	156,076
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	141,341
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	165,513
		462,930
	ELECTRONICS 0.5%
150,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	167,446
100,000	Jabil, Inc., Senior Unsecured Notes, 1.70%, 4/15/26	100,802
		268,248
	MISCELLANEOUS MANUFACTURERS 0.8%
150,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 4.50%, 3/21/49	188,512
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	217,740
		406,252
	PACKAGING & CONTAINERS 0.5%
130,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	144,789
100,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	112,997
		257,786
	TRANSPORTATION 0.3%
125,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	132,701
		1,995,239
TECHNOLOGY 2.7%
	COMPUTERS 0.7%
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	160,716
Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	COMPUTERS 0.7% (continued)
$175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	$180,100
		340,816
	SEMICONDUCTORS 0.5%
150,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	155,027
100,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	101,758
		256,785
	SOFTWARE 1.5%
100,000	Citrix Systems, Inc., Senior Unsecured Notes, 4.50%, 12/1/27	113,407
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	172,923
125,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	137,670
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	98,249
125,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	131,811
100,000	salesforce.com, Inc., 2.70%, 7/15/41	100,732
		754,792
		1,352,393
UTILITIES 2.2%
	ELECTRIC 1.8%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	105,159
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	120,754
100,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	114,890
150,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	155,077
150,000	Florida Power & Light Co., 4.95%, 6/1/35	197,385
10,000	Florida Power & Light Co., 4.05%, 6/1/42	12,174

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 48.4% (continued)
	ELECTRIC 1.8% (continued)
$100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	$108,353
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	125,779
		939,571
	GAS 0.4%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	197,209
		1,136,780
TOTAL CORPORATE BONDS & NOTES (Cost $23,728,848)		24,697,167
FOREIGN GOVERNMENT OBLIGATIONS 0.9%
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	208,270
100,000	Export-Import Bank of Korea, Senior Unsecured Notes, 1.13%, 12/29/26	99,593
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	163,314
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $452,068)		471,177
LONG-TERM MUNICIPAL SECURITIES 3.8%
	CALIFORNIA 0.4%
200,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	206,927
	DISTRICT OF COLUMBIA 0.5%
250,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	276,364
	MICHIGAN 0.4%
200,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	224,249
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 3.8% (continued)
	NEW YORK 0.5%
$225,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	$233,242
	TEXAS 1.7%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,289
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	610,303
		886,592
	WASHINGTON 0.3%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	131,757
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,783,414)		1,959,131
RESIDENTIAL MORTGAGE-BACKED SECURITIES 14.1%
	MORTGAGE SECURITIES 14.1%
23,853	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	26,199
129,751	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	141,432
54,905	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	59,177
30,200	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	32,087
27,080	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	29,196
27,705	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	30,194
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 14.1% (continued)
	MORTGAGE SECURITIES 14.1% (continued)
$51,462	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	$55,649
178,723	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	190,583
209,349	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	229,631
151,636	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	161,680
252,480	FHLMC Pool #QB2958, 3.00%, 9/1/50	263,590
233,497	FHLMC Pool #QB3856, 2.00%, 9/1/50	236,232
263,290	FHLMC Pool #QB5314, 2.50%, 11/1/50	272,828
320,026	FHLMC Pool #QB8153, 2.50%, 1/1/51	331,771
232,255	FHLMC Pool #SB8078, 1.50%, 12/1/35	235,360
218,477	FHLMC Pool #SD8023, 2.50%, 11/1/49	226,327
593,697	FHLMC Pool #SD8098, 2.00%, 10/1/50	600,657
294,903	FHLMC Pool #SD8134, 2.00%, 3/1/51	298,360
69,710	FNMA Pool #AB2346, 4.50%, 2/1/41	77,511
60,531	FNMA Pool #AB5231, 2.50%, 5/1/27	63,421
62,406	FNMA Pool #AB5716, 3.00%, 7/1/27	65,935
91,583	FNMA Pool #AB8144, 5.00%, 4/1/37	103,610
82,566	FNMA Pool #AI4285, 5.00%, 6/1/41	93,711
60,262	FNMA Pool #AJ5888, 4.50%, 11/1/41	67,310
297,326	FNMA Pool #AR6394, 3.00%, 2/1/43	316,242
108,771	FNMA Pool #AS5892, 3.50%, 10/1/45	116,034
33,452	FNMA Pool #AS6102, 3.50%, 11/1/45	35,679
61,033	FNMA Pool #AS6205, 3.50%, 11/1/45	65,101
41,469	FNMA Pool #AS6385, 4.00%, 12/1/45	44,889
94,455	FNMA Pool #AS9459, 4.50%, 4/1/47	102,822
92,020	FNMA Pool #AS9562, 3.00%, 5/1/47	96,785

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 14.1% (continued)
	MORTGAGE SECURITIES 14.1% (continued)
$108,348	FNMA Pool #AU4279, 3.00%, 9/1/43	$114,995
100,225	FNMA Pool #AV0703, 4.00%, 12/1/43	109,206
49,940	FNMA Pool #AW7362, 2.50%, 8/1/29	52,314
100,111	FNMA Pool #AX0416, 4.00%, 8/1/44	110,053
64,920	FNMA Pool #AY1670, 3.50%, 2/1/45	69,557
64,453	FNMA Pool #AY2728, 2.50%, 2/1/30	67,533
50,091	FNMA Pool #AY4195, 4.00%, 5/1/45	54,439
65,588	FNMA Pool #BA3885, 3.50%, 11/1/45	70,155
203,273	FNMA Pool #CA2320, 3.50%, 9/1/48	221,771
98,749	FNMA Pool #CA5540, 3.00%, 4/1/50	104,844
96,427	FNMA Pool #MA0641, 4.00%, 2/1/31	103,664
117,351	FNMA Pool #MA4012, 2.00%, 5/1/35	121,458
205,339	FNMA Pool #MA4077, 2.00%, 7/1/50	207,737
178,820	FNMA Pool #MA4119, 2.00%, 9/1/50	180,913
384,065	FNMA Pool #MA4208, 2.00%, 12/1/50	388,563
99,731	FNMA Pool #MA4355, 2.00%, 6/1/51	100,900
31,068	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	32,058
19,054	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	19,420
53,906	GNMA II Pool #5332, 4.00%, 3/20/42	59,437
59,801	GNMA II Pool #MA1520, 3.00%, 12/20/43	63,598
32,840	GNMA II Pool #MA2445, 3.50%, 12/20/44	35,176
238,449	GNMA II Pool #MA7054, 3.50%, 12/20/50	250,407
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $7,146,754)		7,208,201
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.1%
250,000	FNMA, 2.38%, 1/19/23	258,428
250,000	FNMA, 2.63%, 9/6/24(3)	267,169
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.1% (continued)
$540,000	FNMA, 1.88%, 9/24/26(3)	$566,415
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,018,997)		1,092,012
U.S. TREASURY OBLIGATIONS 14.6%
	U.S. TREASURY NOTES & BONDS 14.6%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	163,294
245,000	U.S. Treasury Bonds, 4.38%, 2/15/38	337,488
140,000	U.S. Treasury Bonds, 3.50%, 2/15/39	175,213
155,000	U.S. Treasury Bonds, 1.13%, 5/15/40	133,942
180,000	U.S. Treasury Bonds, 2.88%, 5/15/43	207,148
654,000	U.S. Treasury Bonds, 3.00%, 2/15/48	779,921
452,000	U.S. Treasury Bonds, 2.25%, 8/15/49	468,509
100,000	U.S. Treasury Notes, 1.75%, 2/28/22	101,109
840,000	U.S. Treasury Notes, 1.38%, 6/30/23	858,834
1,305,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,379,681
400,000	U.S. Treasury Notes, 2.13%, 5/31/26	424,406
350,000	U.S. Treasury Notes, 1.50%, 8/15/26	360,555
350,000	U.S. Treasury Notes, 1.13%, 2/28/27	352,693
100,000	U.S. Treasury Notes, 0.63%, 11/30/27	96,863
790,000	U.S. Treasury Notes, 2.75%, 2/15/28	870,975
350,000	U.S. Treasury Notes, 1.63%, 8/15/29	358,244
390,000	U.S. Treasury Notes, 1.13%, 2/15/31(3)	378,970
TOTAL U.S. TREASURY NOTES & BONDS (Cost $7,157,705)		7,447,845
Shares		Value
SHORT-TERM INVESTMENTS 5.6%
	MONEY MARKET FUNDS 5.6%
1,791,119	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(4)	1,791,119
Shares		Value
SHORT-TERM INVESTMENTS 5.6% (continued)
	MONEY MARKET FUNDS 5.6% (continued)
1,042,843	State Street Navigator Securities Lending Government Money Market Portfolio(5)	$1,042,843
		2,833,962
TOTAL SHORT-TERM INVESTMENTS (Cost $2,833,962)		2,833,962
TOTAL INVESTMENTS IN SECURITIES 101.9% (Cost $50,313,441)		$52,038,762
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.9)%		(966,085)
NET ASSETS 100%		$51,072,677

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(3)
A portion or all of the security was held on loan. As of June 30, 2021, the market value of the securities on loan was $1,871,998.

(4)
Rate reflects 7 day yield as of June 30, 2021.

(5)
Securities with an aggregate market value of  $1,871,998 were out on loan in exchange for collateral including $1,042,843 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

See Notes to Financial Statements.

June 30, 2021

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REMIC
Real Estate Mortgage Investment Conduit.

SOFR
Secured Overnight Financing Rate.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See (Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$1,175,013	$—	$1,175,013
Commercial Mortgage-Backed Securities	—	5,154,254	—	5,154,254
Corporate Bonds & Notes*	—	24,697,167	—	24,697,167
Foreign Government Obligations	—	471,177	—	471,177
Long-Term Municipal Securities*	—	1,959,131	—	1,959,131
Residential Mortgage-Backed Securities	—	7,208,201	—	7,208,201
U.S. Government Agency Obligations	—	1,092,012	—	1,092,012
U.S. Treasury Obligations	—	7,447,845	—	7,447,845
Short-Term Investments	2,833,962	—	—	2,833,962
Total Investments in Securities	$2,833,962	$49,204,800	$—	$52,038,762

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 0.53% during the six months ended June 30, 2021. This compares to the 1.06% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted absolute gains but lagged its benchmark primarily because of our “risk off*” bias, as reflected in our sector allocation decisions overall. Yield curve positioning also detracted. Duration positioning contributed positively, and issue selection generated mixed results.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
Detracting from the Fund’s relative results most was its underweight to some of the market segments that performed better with the slowing of COVID-19 infections and its overweight to market segments that lagged. More specifically, an underweight to hospital bonds and airport bonds — and to BBB-rated bonds in general — hurt performance, as these market segments performed well in the “risk on*” environment that dominated. An overweight to education bonds also detracted from results, as school districts and universities grappled with the fallout from the COVID-19 pandemic. Issue selection among education bonds further dampened Fund performance.
Partially offsetting these detractors was the positive contribution made by the Fund’s overweight to New York City bonds, especially Metropolitan Transit Authority bonds, which performed well as economic growth strengthened. An underweight to longer-maturity bonds, which, as indicated, lagged shorter-maturity bonds during the semi-annual period, also buoyed the Fund’s relative results. Several bonds backed by convention center revenue were strong contributors to the Fund’s performance.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance during the semi-annual period. The Fund generally held a duration position shorter than that of the Bloomberg Barclays Index based on our expectations for higher interest rates. As rates did rise across most of the yield curve, or spectrum of maturities, during the semi-annual period in response to greater inflationary pressures and strong economic growth, the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning detracted from the Fund’s relative performance during the semi-annual period. The Fund was positioned with an emphasis on the intermediate segment of the yield curve, which performed weakly. It would have proved more beneficial had the Fund held a greater weighting in short-term maturities and a modest weighting in long-term maturities to achieve the same duration that was garnered mostly through intermediate-term holdings. Yield curve indicates the spectrum of maturities within a particular sector.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

THE VALUE LINE TAX EXEMPT FUND, INC. (continued)

Were there any notable changes in the Fund’s weightings during the semi-annual period?
There was less turnover in the Fund’s portfolio than historically usual, as new issue offerings became increasingly expensive during the semi-annual period. That said, we did add several longer-maturity securities as we sought to take advantage of a steeper yield curve. We also added some medium-credit quality exposure while still maintaining the Fund’s “risk off” bias.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
At the end of June 2021, the Fund maintained a conservative bias, with overweights in high quality names in the education and utilities market segments. The Fund maintained underweights to lower quality states, such as Illinois and New Jersey, and lower quality market segments, such as hospitals and transportation. The Fund was rather neutrally weighted relative to the Bloomberg Barclays Index in the largest issuance states, including California and New York. At the end of the semi-annual period, the Fund maintained a shorter duration relative to the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, we believed the level of demand for municipal bonds in the months ahead would be largely determined by how successful the U.S. Administration will be in increasing taxes on high income Americans. How long the Fed maintains its accommodative stance will be critical, in our view, in determining the path of interest rates. We believed a key factor to watch on both of these fronts is inflationary pressures and whether recent increases are transitory as the Fed has stated or if price increases seen during the semi-annual period gain traction.
Based on our view, we expect our focus within the Fund to be on market segments likely to benefit from economic growth. More specifically, we would look to add general obligation bonds of states likely to see significant improvement in tax receipts and revenue bonds in market segments like transportation and health care, which we believe may well see improved performance as the COVID-19 vaccine rollout continues. Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. We continue to closely monitor any material change in Fed posture, new tax legislation, unemployment rates, inflation, the trajectory of the COVID-19 pandemic or other factors that might affect state and local governments’ credit ratings.

*”Risk off,” or its opposite “risk on,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,000,000	2.1%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	633,850	1.3%
San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	500,000	614,877	1.3%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	611,520	1.3%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	601,293	1.2%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	580,663	1.2%
Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30	500,000	423,378	0.9%
North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	385,000	396,772	0.8%
Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	325,000	390,767	0.8%
South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	325,000	386,382	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments In Securities*
*
Excludes short-term investments, if any.

Quality Diversification — Credit Quality Expressed as a Percentage of Total Investments In Securities as of June 30, 2021*
Percentage of Total Investments In Securities
Aaa/AAA	11.8%
Aa1/AA+	12.5%
Aa2/AA	24.0%
Aa3/AA-	21.1%
A1/A+	11.2%
A2/A	10.9%
A3/A-	3.5%
Baa1/BBB	2.9%
Baa2/BBB+	1.7%
NR	0.4%
Total	100.0%

*
Excludes short-term investments, if any.

Source:
Moody’s ratings, defaulting to S&P when not rated.

Credit quality is subject to change.
Performance Data :**
Average Annual Total Returns (For periods ended 6/30/2021)
	6 Mos	1 Yr	5 Yrs	10 Yrs
The Value Line Tax Exempt Fund, Inc.	0.53%	2.62%	2.09%	3.11%
Bloomberg Barclays Municipal Bond Index	1.06%	4.17%	3.25%	4.28%

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0%
	ALABAMA 0.9%
$125,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, Ser. A, 5.00%, 9/1/30	Aa1	$155,533
100,000	Birmingham-Jefferson Civic Center Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/36	Aa3	114,251
125,000	Water Works Board of the City of Birmingham (The), Revenue Bonds, Subser. B, 5.00%, 1/1/33	Aa3	152,352
			422,136
	ALASKA 0.6%
250,000	Alaska Housing Finance Corp., State Capital Project, Refunding Revenue Bonds, Ser. B, 4.00%, 12/1/36	Aa2	297,055
	ARIZONA 1.5%
175,000	Arizona Industrial Development Authority (Phoenix Children’s Hospital), Revenue Bonds, 5.00%, 2/1/33	A1	227,682
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	257,046
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	234,139
			718,867
	CALIFORNIA 17.9%
40,000	Bay Area Toll Authority, Toll Bridge, Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	49,902
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	230,504
65,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	NR(2)	74,887
90,000	California Health Facilities Financing Authority, Providence Health & Services, Revenue Bonds, Ser. A, 5.00%, 10/1/38	Aa3	102,536
90,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Stanford Hospital, Ser. B, 5.00%, 8/15/55	A1	106,600
150,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Saltel Packard Children’s, Ser. A, 5.00%, 8/15/43	A1	166,704
100,000	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Ser. A, 5.00%, 11/15/37	Aa3	125,133
100,000	California State Public Works Board, Revenue Bonds, Department of Education, Ser. H, 5.00%, 4/1/31	Aa3	123,172
200,000	California State Public Works Board, Revenue Bonds, Ser. H, 5.00%, 12/1/24	Aa3	231,408
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	184,524
180,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Ser. A, 4.38%, 3/1/44	A(3)	202,731
250,000	City of San Francisco CA Public Utilities Commission Water Revenue, Revenue Bonds, Ser. D, 3.00%, 11/1/45	Aa2	270,815
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	281,648
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(4)	A2	423,378
75,000	East Bay Municipal Utility District Water System Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/40	Aa1	84,355
250,000	El Cajon Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, BAM Insured, 5.00%, 10/1/35	AA(3)	311,897
150,000	Fresno Joint Powers Financing Authority Lease (Master Lease Projects), Revenue Refunding Bonds, Ser. A, AGM Insured, 5.00%, 4/1/34	A2	180,738
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	Aa3	354,223
170,000	Long Beach Unified School District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/48	Aa2	181,465
215,000	Long Beach Unified School District, General Obligation Unlimited, Ser. E, 5.00%, 8/1/41	Aa2	255,161
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	225,297
115,000	Los Angeles Unified School District, Election 2005, General Obligation Unlimited, Ser. M-1, 5.00%, 7/1/36	Aa3	143,199
330,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. C, 4.00%, 10/1/22	Aa1	333,180
60,000	Metropolitan Water District of Southern California, Refunding Revenue Bonds, Ser. F, 5.00%, 7/1/28	Aa1	62,911
150,000	Modesto Irrigation District Electric System, Revenue Bonds, Ser, 5.00%, 10/1/32	A+(3)	182,237
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	A1	273,596
200,000	Oxnard Financing Authority, Green Bonds, Refunding Revenue Bonds, Ser. A, BAM Insured, 4.00%, 6/1/51	AA(3)	234,695
185,000	Oxnard Financing Authority, Revenue Bonds, BAM Insured, 5.00%, 6/1/35	AA(3)	229,352
100,000	Pomona Unified School District, General Obligation Unlimited, Ser. D, 4.00%, 8/1/38	Aa3	121,940
65,000	Roseville Natural Gas Financing Authority, Revenue Bonds, 5.00%, 2/15/27	A2	79,205
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24	Aa3	58,480
See Notes to Financial Statements.

June 30, 2021

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	CALIFORNIA 17.9% (continued)
$150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	$163,974
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	259,147
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA(3)	72,005
500,000	San Diego Unified School District, General Obligation Unlimited, Election 2012, Ser. I, 5.00%, 7/1/47	Aa2	614,877
100,000	San Francisco City & County Airport Commission San Francisco International Airport, Second Series Revenue Bonds, Ser. E, 5.00%, 5/1/48	A1	123,603
200,000	San Francisco City & County Redevelopment Agency Successor Agency, Ser. A, 5.00%, 8/1/35	A(3)	235,081
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	215,028
130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-(3)	154,589
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	263,619
150,000	State of California, General Obligation Unlimited, Various Purpose Bonds, 5.00%, 8/1/26	Aa2	183,575
125,000	Union City Community Redevelopment Agency, Ser. B, 5.00%, 10/1/31	AA-(3)	155,099
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	176,526
175,000	Whittier City School District, General Obligation Limited, Ser. D, 3.00%, 8/1/44	Aa3	190,219
			8,693,215
	COLORADO 1.5%
175,000	Buffalo Ridge Metropolitan District, General Obligation Unlimited, Ser. A, BAM Insured, 4.00%, 12/1/47	A3	200,189
200,000	Colorado Health Facilities Authority, Adventhealth Obligated Group, Refunding Bonds, 4.00%, 11/15/43	Aa2	236,425
225,000	State of Colorado, Building Excellent Scholl, Certificate Participation, Ser. J, 5.00%, 3/15/37	Aa2	271,889
			708,503
	CONNECTICUT 1.4%
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty-Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	263,114
150,000	State of Connecticut Transportation Infrastructure Purposes, Special Tax Obligation, Revenue Bonds, Ser. B, 5.00%, 10/1/27	AA-(3)	189,102
210,000	State of Connecticut, General Obligation Unlimited, Ser. C, 4.00%, 6/1/39	Aa3	253,310
			705,526
	DELAWARE 0.6%
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	Aa3	303,871
	DISTRICT OF COLUMBIA 0.5%
70,000	District of Columbia, Ser. G, 5.00%, 12/1/36	AAA(3)	71,336
145,000	District of Columbia Income, General Obligation Unlimited, Ser. A, 5.00%, 6/1/43	Aaa	180,798
			252,134
	FLORIDA 4.9%
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A1	158,180
180,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/47	A1	226,108
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	112,533
185,000	City of Miami Beach Florida Water & Sewer Revenue, Revenue Bonds, 5.00%, 9/1/36	Aa3	228,732
180,000	County of Miami-Dade Florida Aviation Revenue, Revenue Bonds, 5.00%, 10/1/41	A-(3)	216,698
250,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/40	Aa1	299,778
125,000	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D, 5.00%, 12/1/45	Aa1	149,889
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	265,223
170,000	Florida Housing Finance Corp., Revenue Bonds, Ser. 1, (GNMA/FNMA/FHLMC), 4.00%, 7/1/49	Aaa	185,458
125,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A3	130,976
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	390,767
			2,364,342
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	GEORGIA 0.7%
$350,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	$354,238
	GUAM 0.3%
120,000	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/39	A2	133,513
	HAWAII 0.7%
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	117,165
185,000	State of Hawaii, General Obligation Unlimited, Ser. FG, 4.00%, 10/1/35	Aa2	214,370
			331,535
	ILLINOIS 1.6%
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	104,273
100,000	County of Cook IL Sales Tax Revenue, Refunding Revenue Bonds, 4.00%, 11/15/40	AA-(3)	113,768
100,000	County of Cook IL Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, 4.00%, 11/15/41	AA-(3)	119,254
130,000	Illinois Finance Authority, Green Bonds, Revenue Bonds, 5.00%, 7/1/34	AAA(3)	167,811
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	A1	171,591
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA(3)	114,018
			790,715
	INDIANA 0.3%
135,000	Indiana Municipal Power Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/42	A1	162,387
	KANSAS 0.6%
250,000	State of Kansas Department of Transportation, Revenue Bonds, Ser. A, 5.00%, 9/1/32	Aa2	310,874
	KENTUCKY 0.5%
110,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Ser. A, AGM Insured, 4.00%, 6/1/37	A2	123,273
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	Aa3	132,691
			255,964
	LOUISIANA 1.2%
300,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, City of Bossier City, 5.00%, 11/1/26	Aa3	357,933
100,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Women’s Hospitals Foundation Projects, 5.00%, 10/1/44	A2	120,617
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	96,682
			575,232
	MAINE 0.9%
200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	228,156
80,000	Maine State Housing Authority (Mortgage), Revenue Bonds, Ser. A, 3.80%, 11/15/39	Aa1	88,185
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	104,502
			420,843
	MARYLAND 0.6%
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	158,655
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	Aa1	121,644
			280,299
	MASSACHUSETTS 5.5%
100,000	City of Fall River MA, General Obligation Limited, 5.00%, 12/1/28	Aa2	129,748
75,000	Commonwealth of Massachusetts, Revenue Bonds, 5.50%, 1/1/30	A1	99,964
250,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	258,522
175,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. A-1, 5.00%, 7/1/36	Aa3	216,089
250,000	Massachusetts Development Finance Agency, Boston Medical Center, Revenue Bonds, Ser. D, 5.00%, 7/1/44	Baa2	284,901
75,000	Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 7/1/36	NR(2)	75,000
See Notes to Financial Statements.

June 30, 2021

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	MASSACHUSETTS 5.5% (continued)
$250,000	Massachusetts Development Finance Agency, Umass Memorial Health Care, Revenue Bonds, 3.63%, 7/1/37	BBB+(3)	$271,861
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa3	633,850
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	253,503
165,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 11/15/46	Aa2	201,079
250,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	Aa3	268,556
			2,693,073
	MICHIGAN 2.0%
200,000	Jackson Public Schools County of Jackson, Michigan 2018 School Building and Site Bonds, General Obligation Unlimited, 5.00%, 5/1/48	Aa1	242,554
250,000	Michigan Finance Authority, Henry Ford Health System, Revenue Bonds, 4.00%, 11/15/46	A2	280,095
120,000	Michigan State Building Authority, Revenue Bonds, Ser. I, 5.00%, 10/15/32	Aa2	145,252
150,000	Port Huron Area School District, General Obligation Unlimited, AGM Insured, 4.00%, 5/1/42	A2	164,503
105,000	Southfield Public Schools, Refunding, General Obligation Unlimited, 5.00%, 5/1/28	Aa1	131,342
			963,746
	MINNESOTA 1.0%
110,000	County of Jackson, Minnesota Capital Improvement Plan, General Obligation Unlimited, Ser. C, 3.00%, 2/1/38	AA(3)	118,251
165,000	Minnesota Housing Finance Agency, Revenue Bonds, Ser. I, 2.15%, 7/1/45	Aa1	163,883
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	180,759
			462,893
	MISSISSIPPI 0.2%
90,000	Mississippi Development Bank, Jackson Public School District Limited, Revenue, Refunding Revenue Bonds, Ser. A, 5.00%, 4/1/27	A+(3)	107,220
	MISSOURI 0.9%
120,000	Health & Educational Facilities Authority of the State of Missouri (Mercy Health), Refunding Revenue Bonds, Ser. C, 4.00%, 11/15/37	A1	138,180
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	174,560
125,000	Missouri Housing Development Commission Single Family Mortgage (First Place Homeownership Loan Program), Revenue Bonds, (GNMA/FNMA/FHLMC), 4.25%, 5/1/49	AA+(3)	139,008
			451,748
	NEBRASKA 0.2%
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	113,291
	NEVADA 2.2%
250,000	Clark County School District, General Obligation Unlimited, Ser. A, 4.00%, 6/15/35	A1	290,466
230,000	Clark County School District, General Obligation Unlimited, Ser. C, 5.00%, 6/15/29	A1	287,617
200,000	County of Clark, Stadium Improvement, General Obligation Limited, Ser. A, 5.00%, 5/1/48	Aa1	244,067
240,000	Las Vegas Valley Water District, General Obligation Limited, Ser. A, 3.38%, 6/1/38	Aa1	268,000
			1,090,150
	NEW HAMPSHIRE 0.7%
95,000	New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Issue, Refunding Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	115,478
200,000	New Hampshire Housing Finance Authority, Revenue Bonds, Ser. 1, 3.75%, 7/1/54	Aaa	216,689
			332,167
	NEW JERSEY 5.5%
135,000	County of Essex NJ, General Obligation Limited, Ser. A, 4.00%, 9/1/29	Aaa	159,714
170,000	New Jersey Economic Development Authority, Refunding Revenue Bonds, Ser. B, 5.00%, 11/1/27	Baa1	211,581
270,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. AAA, 5.50%, 6/15/27	Baa1	336,438
150,000	New Jersey Economic Development Authority, Revenue Bonds, Ser. B, 5.00%, 6/15/38	Baa1	188,328
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	NEW JERSEY 5.5% (continued)
$30,000	New Jersey Institute of Technology, Revenue Bonds, Prerefunded, Ser. A, 5.00%, 7/1/42	NR(2)	$31,421
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,000,000
165,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 1/1/29	A2	172,988
100,000	New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, 5.00%, 1/1/35	A2	107,235
110,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B, AMBAC Insured, 5.25%, 12/15/23	Baa1	123,379
150,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB, 4.00%, 6/15/36	Baa1	173,210
150,000	North Bergen Township Board of Education, General Obligation Limited, BAM Insured, 2.50%, 2/1/40	AA(3)	151,462
			2,655,756
	NEW MEXICO 0.6%
250,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	284,648
	NEW YORK 13.2%
210,000	Battery Park City Authority, Revenue Bonds, Ser. B, 4.00%, 11/1/41	Aaa	252,212
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	250,986
105,000	County of Nassau NY, General Obligation Limited, BAM Insured, 5.00%, 10/1/29	A2	127,446
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	251,955
175,000	Long Island Power Authority, Revenue Bonds, Ser. B, 5.00%, 9/1/41	A2	209,570
200,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A2	203,619
150,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. C-1, 5.00%, 11/15/29	A3	188,474
500,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A3	580,663
100,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 5.00%, 6/15/34	Aa1	109,150
65,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. EE, 5.00%, 6/15/45	Aa1	73,086
60,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. FF, 5.00%, 6/15/45	Aa1	62,764
140,000	New York City Housing Development Corp., Revenue Bonds, Series C, 2.40%, 8/1/40	Aa2	141,561
100,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. 1, 4.00%, 7/15/36	Aa3	112,601
120,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	137,012
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	182,397
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. A-1, 5.00%, 8/1/31	Aa1	227,956
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. B-1, 5.00%, 8/1/39	Aa1	226,506
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/32	Aa1	299,476
245,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Subser. E-1, 5.00%, 2/1/40	Aa1	290,800
170,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Refunding Revenue Bonds, 5.00%, 11/15/40	A1	199,651
100,000	New York State Dormitory Authority, Revenue Bonds, Barnard College, Ser. A, 5.00%, 7/1/30	A2	116,295
50,000	New York State Dormitory Authority, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	51,218
250,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa2	269,629
125,000	New York State Dormitory Authority, Revenue Bonds, State Personal Income Tax Revenues, Ser. 1, 5.00%, 1/15/31	Aa3	156,498
200,000	New York State Urban Development Corp., Refunding Revenue Bonds, Ser. A, 4.00%, 3/15/44	Aa2	235,129
250,000	New York State Urban Development Corp., State Personal Income Tax Revenue, Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa2	295,934
150,000	New York State, General Obligation Unlimited, Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	170,967
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy-First Series, 4.00%, 7/15/38	Aa3	101,841
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	381,817
250,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. B, 5.00%, 11/15/36	Aa3	308,444
See Notes to Financial Statements.

June 30, 2021

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	NEW YORK 13.2% (continued)
$185,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	$222,810
			6,438,467
	NORTH CAROLINA 2.4%
100,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	123,599
135,000	City of Charlotte NC Airport Revenue, Revenue Bonds, Ser. C, 4.00%, 6/1/36	Aa2	162,084
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB(3)	311,321
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	396,772
150,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	156,670
			1,150,446
	NORTH DAKOTA 0.3%
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	136,611
	OHIO 2.3%
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA-(3)	207,915
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	290,803
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa2	330,628
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	287,544
			1,116,890
	OKLAHOMA 0.9%
135,000	Grand River Dam Authority, Revenue Bonds, Ser. A, 5.00%, 6/1/27	A1	166,551
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-(3)	253,027
			419,578
	OREGON 1.5%
210,000	City of Portland OR Sewer System Revenue, Revenue Bonds, Ser. A, 3.00%, 3/1/38	Aa2	234,651
280,000	County of Multnomah Oregon, General Obligation Unlimited, 4.00%, 6/1/42	Aaa	322,802
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	174,745
			732,198
	PENNSYLVANIA 4.4%
200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	A(3)	204,012
160,000	City of Philadelphia Pennsylvania, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	A2	195,159
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	611,520
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	601,293
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA(3)	112,841
250,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 5.00%, 12/1/35	A2	310,016
100,000	Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A-2, 5.00%, 12/1/24	A1	115,815
			2,150,656
	RHODE ISLAND 0.3%
135,000	Rhode Island Health & Educational Building Corp. Public School, Revenue Bonds, 5.00%, 5/15/28	A1	167,203
	SOUTH CAROLINA 1.4%
75,000	Fort Mill School District No. 4, General Obligation Unlimited, Ser. B, 5.00%, 3/1/27	Aa1	93,319
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A2	386,382
210,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Ser. A, 3.00%, 10/1/36	Aa3	222,898
			702,599
	TENNESSEE 1.0%
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	123,478
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	259,803
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating(1) (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES 94.0% (continued)
	TENNESSEE 1.0% (continued)
$80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	$84,425
			467,706
	TEXAS 6.7%
170,000	Brushy Creek Regional Utility Authority, Inc., Water Treatment & Distributions Project, Revenue Bonds, 5.00%, 8/1/34	AA-(3)	204,734
120,000	City of Arlington, Subordinate Lien Special Tax, Revenue Bonds, Ser. C, BAM Insured, 5.00%, 2/15/33	A3	145,399
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	142,170
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	75,377
90,000	City of McAllen Texas, General Obligation Limited, 5.00%, 2/15/32	AA+(3)	112,897
150,000	City of San Antonio Texas, Electric & Gas Systems Revenue, Revenue Bonds, 5.00%, 2/1/39	Aa1	180,790
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	233,518
150,000	Corpus Christi Independent School District, General Obligation Unlimited, (PSF-GTD), 3.00%, 8/15/40	Aaa	168,001
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	325,740
200,000	El Paso Independent School District, General Obligation Limited, (PSF-GTD), 4.00%, 8/15/43	Aaa	232,900
170,000	Harris County Municipal Utility District No. 82, General Obligation Unlimited, BAM Insured, 2.00%, 10/1/30	AA(3)	176,547
250,000	Lower Colorado River Authority, Revenue Bonds, Ser. A, 5.00%, 5/15/31	A1	270,887
110,000	Spring Independent School District, General Obligation Unlimited, PSF-GTD Insured, 4.00%, 8/15/34	Aaa	126,882
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	113,076
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	159,179
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	299,455
150,000	Texas Water Development Board, Revenue Bonds, 3.00%, 10/15/38	AAA(3)	169,621
100,000	Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bonds, 5.00%, 8/1/33	AAA(3)	124,450
			3,261,623
	VERMONT 0.8%
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa2	208,168
135,000	Vermont Educational & Health Buildings Financing Agency, University of Vermont Medical Center Project, Green Bonds, Revenue Bonds, 5.00%, 12/1/46	A3	158,998
			367,166
	WASHINGTON 2.6%
200,000	City of Spokane Washington, General Obligation Unlimited, 4.00%, 12/1/40	Aa2	232,161
75,000	County of King Washington Refunding Limited Tax, General Obligation Limited, Ser. E, 4.00%, 7/1/31	Aaa	88,289
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	197,350
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	AA(3)	104,166
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	363,005
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aaa	302,186
			1,287,157
	WISCONSIN 0.2%
100,000	City of Stoughton, General Obligation Unlimited, Ser. A, 3.38%, 4/1/38	Aa2	109,986
	TOTAL LONG-TERM MUNICIPAL SECURITIES 94.0% (Cost $42,886,452)		$45,744,227
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 6.0%		2,900,856
	NET ASSETS 100.0%		$48,645,083

(1)
Rated by Moody’s Investor Service unless otherwise specified.

See Notes to Financial Statements.

June 30, 2021

(2)
Security no longer rated by Moody’s or Standard & Poor’s.

(3)
Rated by Standard & Poor’s.

(4)
Zero coupon bond.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

BAM
Build America Mutual.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See (Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$45,744,227	$—	$45,744,227
Total Investments in Securities	$—	$45,744,227	$—	$45,744,227

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2021 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$52,038,762	$45,744,227
Cash	—	2,573,347
Receivable for securities sold	342,780	15,000
Dividends and interest receivable	289,940	496,728
Prepaid expenses	44,422	33,866
Receivable for capital shares sold	1,002	—
Receivable for securities lending income	110	—
Total Assets	52,717,016	48,863,168
Liabilities:
Payable upon return of securities on loan (See Note 1(G))	1,042,843	—
Payable for securities purchased	461,273	—
Dividends payable to shareholders	5,812	13,798
Payable for capital shares redeemed	3,026	68,019
Accrued expenses:
Advisory fee	2,968	8,078
Service and distribution plan fees	10,541	—
Printing fee payable	37,848	26,603
Custody and accounting fees payable	32,096	36,024
Auditing and legal fees payable	12,352	19,288
Directors’ fees and expenses	607	595
Other	34,973	45,680
Total Liabilities	1,644,339	218,085
Net Assets	51,072,677	48,645,083
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$33,008	$48,657
Additional paid-in capital	49,238,317	46,982,960
Total Distributable Earnings/(Loss)	1,801,352	1,613,466
Net Assets	51,072,677	48,645,083
Net Asset Value Per Share
Net Assets	$51,072,677	$48,645,083
Shares Outstanding	3,300,792	4,865,686
Net Asset Value, Offering and Redemption Price per Outstanding Share	$15.47	$10.00
* Includes securities on loan of	$1,871,998	$—
Cost of investments	$50,313,441	$42,886,452
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2021 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Interest	$640,079	$787,607
Dividends	276	—
Securities lending income (Net)	1,056	—
Total Income	641,411	787,607
Expenses:
Advisory fees	93,972	86,552
Service and distribution plan fees	64,590	60,880
Custody and accounting fees	40,141	44,630
Transfer agent fees	26,489	15,275
Printing and postage fees	18,367	13,835
Fund administration fees	15,372	15,372
Auditing and legal fees	13,554	26,093
Registration and filing fees	11,453	11,271
Compliance and tax service fees	5,751	5,550
Directors’ fees and expenses	2,914	2,795
Insurance fees	564	518
Other	12,613	12,575
Total Expenses Before Fees Waived (See Note 5)	305,780	295,346
Less: Advisory Fees Waived	(73,256)	—
Less: Service and Distribution Plan Fees Waived	—	(60,880)
Net Expenses	232,524	234,466
Net Investment Income/(Loss)	408,887	553,141
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	330,407	(22,419)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(1,567,874)	(282,461)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(1,237,467)	(304,880)
Net Increase/(Decrease) in Net Assets from Operations	$(828,580)	$248,261
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Core Bond Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$408,887	$883,376
Net realized gain/(loss) on investments	330,407	969,002
Change in net unrealized appreciation/(depreciation) on investments	(1,567,874)	1,196,067
Net increase/(decrease) in net assets from operations	(828,580)	3,048,445
Distributions to Shareholders from:
Distributable Earnings	(406,055)	(1,025,857)
Share Transactions:
Proceeds from sale of shares	633,807	3,523,006
Proceeds from reinvestment of distributions to shareholders	372,184	936,701
Cost of shares redeemed	(2,552,243)	(6,604,784)
Net increase/(decrease) in net assets from capital share transactions	(1,546,252)	(2,145,077)
Total increase/(decrease) in net assets	(2,780,887)	(122,489)
Net Assets:
Beginning of period	53,853,564	53,976,053
End of period	$51,072,677	$53,853,564
Capital Share Transactions:
Shares sold	40,852	225,921
Shares issued to shareholders in reinvestment of dividends	24,098	59,660
Shares redeemed	(164,854)	(422,790)
Net increase/(decrease)	(99,904)	(137,209)
See Notes to Financial Statements.

Statement of Changes in Net Assets

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$553,141	$931,260
Net realized gain/(loss) on investments	(22,419)	100,438
Change in net unrealized appreciation/(depreciation) on investments	(282,461)	773,570
Net increase/(decrease) in net assets from operations	248,261	1,805,268
Distributions to Shareholders from:
Distributable Earnings	(553,141)	(1,214,710)
Share Transactions:
Proceeds from sale of shares	876,099	1,244,944
Proceeds from reinvestment of distributions to shareholders	453,470	986,316
Cost of shares redeemed	(1,856,985)	(4,778,217)
Net increase/(decrease) in net assets from capital share transactions	(527,416)	(2,546,957)
Total increase/(decrease) in net assets	(832,296)	(1,956,399)
Net Assets:
Beginning of period	49,477,379	51,433,778
End of period	$48,645,083	$49,477,379
Capital Share Transactions:
Shares sold	87,334	127,837
Shares issued to shareholders in reinvestment of dividends	45,404	98,768
Shares redeemed	(185,677)	(481,960)
Net increase/(decrease)	(52,939)	(255,355)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.84	$15.26	$14.40	$14.94	$14.77	$14.71
Income/(loss) from investment operations:
Net investment income	0.12(1)	0.25(1)	0.36	0.32	0.34	0.26
Net gains/(losses) on securities (both realized and unrealized)	(0.37)	0.63	0.86	(0.52)	0.17	0.06
Total from investment operations	(0.25)	0.88	1.22	(0.20)	0.51	0.32
Less distributions:
Dividends from net investment income	(0.12)	(0.30)	(0.36)	(0.34)	(0.34)	(0.26)
Total distributions	(0.12)	(0.30)	(0.36)	(0.34)	(0.34)	(0.26)
Net asset value, end of period	$15.47	$15.84	$15.26	$14.40	$14.94	$14.77
Total return	(1.57)%(2)	5.77%	8.51%	(1.31)%	3.47%	2.16%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$51,073	$53,854	$53,976	$54,583	$61,586	$66,429
Ratio of gross expenses to average net assets(3)	1.18%(4)	1.19%	1.14%	1.21%	1.22%	1.20%
Ratio of net expenses to average net assets(5)	0.90%(4)	0.90%	0.93%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets(5)	1.58%(4)	1.62%	2.26%	2.24%	2.01%	1.74%
Portfolio turnover rate	29%(2)	70%	39%	84%	35%	32%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser.

(4)
Annualized.

(5)
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser.

See Notes to Financial Statements.

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.06	$9.94	$9.61	$9.86	$9.75	$10.06
Income/(loss) from investment operations:
Net investment income/(loss)	0.11(1)	0.18(1)	0.20	0.26	0.26	0.28
Net gains/(losses) on securities (both realized and unrealized)	(0.06)	0.18	0.39	(0.25)	0.11	(0.31)
Total from investment operations	0.05	0.36	0.59	0.01	0.37	(0.03)
Less distributions:
Dividends from net investment income	(0.11)	(0.24)	(0.26)	(0.26)	(0.26)	(0.28)
Total distributions	(0.11)	(0.24)	(0.26)	(0.26)	(0.26)	(0.28)
Net asset value, end of period	$10.00	$10.06	$9.94	$9.61	$9.86	$9.75
Total return	0.53%(2)	3.68%	6.18%	0.17%	3.86%	(0.38)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$48,645	$49,477	$51,434	$51,848	$56,163	$62,797
Ratio of gross expenses to average net assets(3)	1.21%(4)	1.16%	1.12%	1.12%	1.10%	0.99%
Ratio of net expenses to average net assets(5)	0.96%(4)	0.91%	0.87%	0.87%	0.85%	0.74%
Ratio of net investment income to average net assets(5)	2.27%(4)	1.85%	2.07%	2.74%	2.67%	2.75%
Portfolio turnover rate	5%(2)	3%	15%	12%	10%	18%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the waiver of the service and distribution plan fees by the Distributor.

(4)
Annualized.

(5)
Ratio reflects expenses net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value(“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and

June 30, 2021

these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2021, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.

Notes to Financial Statements (unaudited) (continued)

(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. Value Line Core Bond Fund declares and pays dividends from its net investment income monthly; The Value Line Tax Exempt Fund declares dividends on a daily basis and pays dividends on a monthly basis. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Value Line Core Bond Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2021, the Fund was not invested in joint repurchase agreements.
As of June 30, 2021, the Value Line Core Bond Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Core Bond Fund	$1,871,998	$1,908,256

*
Value Line Core Bond Fund received cash collateral of  $1,042,843, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Core Bond Fund received non-cash collateral of  $865,413, in the form of U.S. Government obligations, ranging from 0.01%-7.63%, maturing 7/6/21-2/15/51, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

June 30, 2021

(H) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(I) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements other than the following:
The Board of Directors of the Value Line Tax Exempt Fund have approved the liquidation and termination of the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”). A Special Meeting of Shareholders of the Value Line Tax Exempt Fund has been scheduled for October 25, 2021 to vote on the Plan. If approved, the liquidation of the Fund is expected to occur shortly after the Meeting, on or about the last day of October 2021. The expenses of liquidating and dissolving the Fund, estimated to be approximately $125,000, will be paid by the Fund. To partially offset the costs to the Fund, the Adviser has agreed to waive its management fee through the date of the Meeting and, if the Proposal is approved, through the liquidation of the Fund.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2021, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Core Bond Fund	$12,012,400	$12,543,413	$3,414,951	$2,417,209
The Value Line Tax Exempt Fund, Inc.	2,483,467	3,781,655	—	—

Notes to Financial Statements (unaudited) (continued)

4.   Income Taxes
At June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$50,315,950	$2,017,562	$294,750	$1,722,812
The Value Line Tax Exempt Fund, Inc.	44,021,617	1,980,695	258,085	1,722,610
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Core Bond Fund	$8,675	$—	$(6,775)	$3,280,310	$(246,223)	$—	$3,035,987
The Value Line Tax Exempt Fund, Inc.	—	—	(17,245)	2,005,075	(69,484)	—	1,918,346
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2020 and 2019 were as follows:
	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Tax exempt income	Taxable ordinary income	Total Distributions Paid
Value Line Core Bond Fund	$1,025,857	$—	$—	$—	$1,025,857
The Value Line Tax Exempt Fund, Inc.	—	—	1,213,535	1,175	1,214,710
	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Tax exempt income	Taxable ordinary income	Total Distributions Paid
Value Line Core Bond Fund	$1,297,862	$—	$—	$—	$1,297,862
The Value Line Tax Exempt Fund, Inc.	—	—	1,363,401	1,196	1,364,597
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. and managing each Fund’s investments for the period ended June 30, 2021, the Adviser was paid a fee at an annual rate of 0.36% and 0.36%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.50% for both Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the

June 30, 2021

same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds. For the six months ended June 30, 2021, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$93,972	$73,256
The Value Line Tax Exempt Fund, Inc.	86,552	—
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has contractually agreed to waive the Value Line Tax Exempt Fund’s 12b-1 fee in an amount equal to 0.25% of the Value Line Tax Exempt Fund’s average daily net assets through June 30, 2022. The waiver cannot be terminated before June 30, 2022 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2022. The Distributor has no right to recoup previously contractually waived amounts of the Value Line Tax Exempt Fund. For the six months ended June 30, 2021, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$64,590	$—
The Value Line Tax Exempt Fund, Inc.	60,880	60,880
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before only with the agreement of the Fund’s Board. As of June 30, 2021, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
June 30, 2022	$127,098
June 30, 2023	118,241
June 30, 2024	169,838
During the six months ended June 30, 2021, the Fund did not make any repayments to the Adviser for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on January 1, 2021 and held for six months ended June 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Core Bond Fund	$1,000.00	$984.30	$4.43	0.90%
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,005.30	4.77	0.96%
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	$1,000.00	$1,020.33	$4.51	0.90%
The Value Line Tax Exempt Fund, Inc.	1,000.00	1,020.03	4.81	0.96%

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the financial highlights.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE CORE BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Value Line Core Bond Fund within its Intermediate Core Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 9 other retail, no-load funds with similar investment style, expense structure as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 6 other retail funds with similar investment style, expense structure and asset. In each case the Fund was the smallest in the Peer Group. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from among funds lacking a Rule 12b-1 fee because the Distributor has for a number of years waived such fee for the Fund. Given the strong quality bias of the Fund’s portfolio, the Peer Group for The Value Line Tax Exempt Fund, Inc. also excluded funds with high allocations to BBB-rated bonds and below-investment grade bonds.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund’s performance was below the Peer Group and Category medians, but above the benchmark index for the one-year period ended March 31, 2021. The Board also noted that the Fund’s performance was below the Peer Group and Category medians, as well as the benchmark index, for the three-year, five-year, and ten-year periods ended March 31, 2021, and discussed with the Adviser the reasons for the underperformance. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which bond funds have been rewarded for taking on credit risk, especially the three years ended March 31, 2021. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index for the ten-year period ended March 31, 2021.
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2021. The Board discussed with the Adviser the attribution for such underperformance. The Board considered a recommendation from the Adviser to liquidate and dissolve the Fund. The Board determined, based upon the Adviser’s recommendation and the Board’s evaluation of the alternatives, that liquidation of the Fund is in the best interests of shareholders and voted to recommend such action to the Fund’s shareholders for consideration at a shareholder meeting.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was greater than the median advisory fee rate of the Peer Group and the Category.
The Value Line Tax Exempt Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was lower than the median advisory fee rates of both the Peer Group and Category.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified before June 30, 2022 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Distributor and the Board agreed that the Distributor will continue the existing contractual waiver of the Fund’s Rule 12b-1 fee which effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets through June 30, 2022. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board also noted that the Adviser agreed to partially offset the costs to shareholders of the liquidation by waiving the management fee, starting on the date of the Board’s decision to recommend the liquidation and continuing through the date of the shareholder meeting and, if approved, through the date of the Fund’s liquidation.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

(b)	Not Applicable

Item 2	Code of Ethics

Not applicable.

Item 3	Audit Committee Financial Expert

Not applicable.

Item 4	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	August 31, 2021